Employee Benefit Plan, Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Tax Status [Line Items]
EBP, Tax Status	Tax Status
The Plan has received a determination letter from the IRS dated August 17, 2017 stating that the Plan is qualified under Section 401(a) of the Code and, therefore, the related trust is exempt from taxation. Subsequent to this determination by the IRS, the Plan was amended and restated. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualified status. The plan administrator believes the Plan is being operated in compliance with the applicable requirements of the Code and, therefore, believes the Plan, as amended and restated, is qualified and the related trust is tax-exempt.

During the plan year ended December 31, 2025, participant contributions, including loan repayments, totaling $0.5 million, were not remitted to the Plan within the time period prescribed by the Department of Labor. These delinquent contributions are reported on Schedule H, Line 4a, Schedule of Delinquent Participant Contributions. As of December 31, 2025, the delinquent contributions were pending correction under the U.S. Department of Labor's Voluntary Fiduciary Correction Program (VFCP).

Accounting principles generally accepted in the United States require plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain tax position that more likely than not would not be sustained by examination by the IRS. Plan management has analyzed the tax positions taken by the Plan and has concluded there are no uncertain tax positions taken or expected to be taken. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.